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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 31, 2004

                           FAR EAST ENERGY CORPORATION
               (Exact name of Registrant as Specified in Charter)


                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

        0-32455                                           88-0459590
        -------                                           ----------
(Commission File Number)                       (IRS Employer Identification No.)


            400 N. SAM HOUSTON EAST, SUITE 205, HOUSTON, TEXAS 77060
                    (Address of Principal Executive Offices)


                                 (832) 598-0470
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 31, 2004, Far East Energy Corporation ("Company"), Jawaharlal Gondi and The Arthi Trust have entered into a Settlement Agreement ("Agreement") pursuant to which Mr. Gondi resigned as director of the Company.

         Pursuant to the terms of the Agreement, the Company will pay Mr. Gondi a total gross amount of $165,000, minus all applicable withholding, and reimburse Mr. Gondi certain out-of-pocket expenses. The Agreement also provides that Mr. Gondi and The Arthi Trust, for a period of two years after the date of the Agreement, without the prior written consent of the Company, will refrain from certain activities related to seeking control of the Company. Pursuant to the Agreement, Mr. Gondi and The Arthi Trust also agreed to execute and deliver to the Company one or more proxies naming the members of the Board of Directors of the Company who are not officers of the Company, as agents and proxies, with full power of substitution and re-substitution, to vote all shares of capital stock or other voting securities of the Company.

         A copy of the Agreement is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         As described in Item 1.01 of this Current Report on Form 8-K, pursuant to the Agreement, Mr. Gondi resigned as director of the Company on December 31, 2004 to pursue other opportunities. Mr. Gondi did not serve as a member of any committee of the Board of Directors of the Company. Under the terms of the Agreement, a copy of the disclosures contained in this Current Report on Form 8-K has been provided to Mr. Gondi and he agreed with the statements made by the Company herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

EXHIBIT NO.   DESCRIPTION
-----------   -----------
10.1          Settlement Agreement by and between Jawaharlal Gondi, The Arthi
              Trust and Far East Energy Corporation, dated December 31, 2004.


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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 4, 2005.

                                                FAR EAST ENERGY CORPORATION


                                            By: /s/ Michael R. McElwrath
                                                --------------------------------
                                                Michael R. McElwrath
                                                Chief Executive Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
-----------     -----------
10.1            Settlement Agreement by and between Jawaharlal Gondi, The Arthi
                Trust and Far East Energy Corporation, dated December 31, 2004.